      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 1997
                                                   REGISTRATION NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ---------------

                                 FORM S-3

                           REGISTRATION STATEMENT
                                  UNDER
                         THE SECURITIES ACT OF 1933

                              ---------------


                      UNIVERSAL OUTDOOR HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                                 36-3766705
(State or other jurisdiction                  (I.R.S. Employer
    of incorporation)                         Identification No.)

                              ---------------


                    311 S. WACKER DRIVE, SUITE 6400
                         CHICAGO, ILLINOIS 60606
                           (312) 431-0822
  (Address, including zip code, and telephone number, including area code, of Registrant's principal executive office)

                              ---------------

                              PAUL G. SIMON
                             GENERAL COUNSEL
                    UNIVERSAL OUTDOOR HOLDINGS, INC.
                    311 S. WACKER DRIVE, SUITE 6400
                        CHICAGO, ILLINOIS 60606
                            (312) 431-0822
         (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              ---------------

                             WITH COPIES TO:

         LELAND E. HUTCHINSON                 STACY J. KANTER
          WINSTON & STRAWN           SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
         35 WEST WACKER DRIVE                 919 THIRD AVENUE
       CHICAGO, ILLINOIS 60601            NEW YORK, NEW YORK 10022
           (312) 558-5600                      (212) 735-3000

                              ---------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

     If the only securities being registered on this Form are to be offered pursuant to dividend or interest investment plans, please check the following box: / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. /X/ 333-32607

     If this Form is a post-effective amendment filed pursuant to Section 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                              ---------------

                        CALCULATION OF REGISTRATION FEE


TITLE OF EACH CLASS     AMOUNT TO BE      PROPOSED MAXIMUM       PROPOSED MAXIMUM      AMOUNT OF
OF SECURITIES TO BE      REGISTERED        OFFERING PRICE       AGGREGATE OFFERING    REGISTRATION
REGISTERED                                    PER UNIT                 PRICE            FEE (1)
-------------------     ------------      ----------------      -----------------     ------------
Common Stock, par
value $.01 per
share ............        903,572             $ 35.00              $ 31,625,020        $ 9,583.33


     INCORPORATION OF CERTAIN INFORMATION BY REFERENCE PURSUANT TO GENERAL INSTRUCTION IV OF FORM S-3.

     IN ACCORDANCE WITH THE PROVISIONS OF GENERAL INSTRUCTION IV OF FORM S-3, THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE CONTENTS OF THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-3 (REGISTRATION NO. 333-32607) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 1, 1997, AS AMENDED BY AMENDMENT NO. 1 DATED AUGUST 12, 1997, WHICH REGISTRATION STATEMENT WAS DECLARED EFFECTIVE ON AUGUST 13, 1997.

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


                                   PART II

                      INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

      (a) EXHIBITS. All Exhibits filed with the Registration Statement on Form S-3 (File No. 333-32607) are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:


23.1          Consent of Price Waterhouse LLP
23.2          Consent of Ernst & Young LLP
23.3          Consent of Arthur Andersen

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 15th day of August, 1997.

                              UNIVERSAL OUTDOOR HOLDINGS, INC.

                              By:     /s/ Paul G. Simon
                                 ---------------------------------------------
                                          Paul G. Simon
                                 Vice President, Secretary and General Counsel


     Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                          TITLE                        DATE
------------------------   ----------------------------      ------------------

           *               President and Chief Executive
-----------------------     Officer (Principal Executive     August 15, 1997
    Daniel L. Simon         Officer) and Director


           *               Vice President and Chief
-----------------------     Financial Officer (Principal     August 15, 1997
    Brian T. Clingen        Financial and Accounting
                            Officer) and Director


           *
-----------------------    Director                          August 15, 1997
    Michael J. Roche



-----------------------    Director                          ___________, 1997
    Michael B. Goldberg



-----------------------    Director                          ___________, 1997
    Frank K. Bynum


*By:    /s/  PAUL G. SIMON
     ---------------------
        Paul G. Simon
       ATTORNEY-IN-FACT

                               LIST OF EXHIBITS

NUMBER        DESCRIPTION OF EXHIBITS
------        -----------------------

23.1          Consent of Price Waterhouse LLP
23.2          Consent of Ernst & Young LLP
23.3          Arthur Andersen